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                                                                   Exhibit 10.14
                           WARRANT PURCHASE AGREEMENT
                            with Registration Rights


     AGREEMENT, made as of the 16th day of February 1996 by and between SSB Investments, Inc. (the "Purchaser"), and Business@Web, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Purchaser wishes to purchase from the Company, and the Company wishes to issue and sell to the Purchaser, a Common Stock Purchase Warrant in the form attached hereto as Exhibit A (the "Warrant") entitling the Purchaser to purchase, at any time on or before February 15, 2003, at a purchase price of $5.54 per share (subject to adjustments as provided in the Warrant) 35,000 shares (subject to adjustments as provided in the Warrant) of the Common Stock of the Company (the "Shares") on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

     1.  Sale and Delivery of the Warrant.  Subject to the terms and conditions
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hereinafter set forth, the Company hereby agrees to issue and sell to the
Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Warrant at the purchase price of $100.

     2.  Representations and Warranties of the Company.  The Company represents
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and warrants to the Purchaser as follows:

     (a) The Company is a duly organized and validly existing corporation under the laws of the State of Delaware. The Company has the corporate power, authority and capacity to own, lease and operate its properties, and to carry on its business as the same is now being conducted.

     (b) The Company has all necessary power and authority and has taken all action required to make all the provisions of this Agreement and the Warrant the valid and enforceable obligations they purport to be. The Shares have been duly reserved for issuance upon exercise of the Warrant and, when issued in accordance with the Warrant, will be duly authorized and validly issued, fully paid and nonassessable, free of all liens, encumbrances, options, rights of first refusal or other restrictions on transfer created by or through the Company.

     (c) No authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, having jurisdiction over the Company under any applicable law, rules or regulations now in effect, is or will be necessary for, or in connection with, the offer, issuance or sale of the Warrant and the Shares, or the execution or delivery by the Company of, or for the performance by it of its obligations under, this Agreement.
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     (d) The Company is in compliance in all material respects with the terms and provisions of the Restated Certificate of Incorporation and the By-laws of the Company. Neither the execution and delivery of this Agreement, the issuance and sale of the Warrant or the Shares, nor the consummation of any transaction contemplated hereby has constituted or resulted in or will constitute or result in a default or violation of any term or provision of the Restated Certificate of Incorporation or the By-laws of the Company.

     (e) Neither the Company nor anyone acting on its behalf has offered or will offer to sell the Warrant or the Shares to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, so as to bring the sale of the Warrant or the issuance of the Shares upon exercise of the Warrant under the registration provisions of the Securities Act of 1933, as amended (the "1933 Act").

     3.  Representations and Warranties of the Purchaser.  The Purchaser
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represents and warrants to the Company as follows:

     (a) The Purchaser is purchasing the Warrant and, upon exercise of the Warrant will acquire the Shares for investment and has no present intent of engaging in a distribution (as such term is defined in the 1933 Act) of the Warrant or such Shares.

     (b) The Purchaser is knowledgeable and experienced in businesses of the sort conducted by the Company. The Company has made available to the Purchaser, during the course of this transaction and prior to the purchase of the Warrant, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and to obtain any additional information necessary to verify the information provided to the Purchaser or otherwise relative to the financial data and business of the Company, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

     (c) The Purchaser understands that the Purchaser may have to bear the economic risk of its investment indefinitely; that neither the Warrant nor the Shares have been registered under the 1933 Act and, therefore, cannot be resold unless they are subsequently registered under the 1933 Act or unless an exemption from such registration is available; that the Purchaser agrees not to resell or otherwise dispose of all or any part of the Warrant or the Shares issuable upon exercise of the Warrant, except as permitted by law, including, without limitation, any and all applicable regulations under the 1933 Act; that the Company does not have any present intention of registering the Warrant or the Shares under the 1933 Act or of supplying the information which may be necessary to enable the Purchaser to sell the Shares in the public market; and that Rule 144 under the 1933 Act (Rule 144) may not be available as a basis for exemption from registration of the Shares thereunder.

     (d) The purchase of the Warrant by the Purchaser is consistent with the general investment objectives of the Purchaser.

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     4.  Covenant of the Company.  The Company covenants and agrees that it
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shall at all times that the Warrant remains outstanding and exercisable keep the
Shares reserved for issuance upon exercise of the Warrant.

     5.  Registration Rights.
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     (a)  Following the effective date of the Company's initial public offering of its Common Stock pursuant to an effective registration statement under the 1933 Act and for so long as the Purchaser holds the Warrant or any Shares issued upon exercise of the Warrant, on each occasion on which the Company proposes to register any of its Common Stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which would not permit registration of the Shares), the Company shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after mailing of such written notice by the Company, the Company shall, subject to the conditions and limitations set forth below, use its best efforts to cause to be registered under the 1933 Act all of the Shares that the Purchaser has requested to be registered. Notwithstanding the foregoing, the Company shall not be required to give the Purchaser notice of a proposed registration or to cause any Shares to be registered if (i) on any previous occasion, the registration of any Shares for sale for the account of the Purchaser has been effected under this Section 5 or
(ii) the Shares are eligible for resale by the Purchaser to the public without restriction pursuant to Rule 144(k) promulgated under the 1933 Act.

     (b) Whenever required under this Section 5 to use its best efforts to effect the registration of any Shares, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Purchaser such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Shares owned by him.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of

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

          such states as shall be reasonably requested by the Purchaser, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

               (v) In the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. As a condition to the Purchaser's participation in such underwriting, the Purchaser shall also enter into and perform his obligations under such an agreement provided that such underwriting agreement.

               (vi) Notify the Purchaser at any time when a prospectus relating to a registration statement covering Shares being registered for sale by the Purchaser is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (c) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5 with respect to the Shares that the Purchaser shall furnish to the Company and the managing underwriter such information regarding itself and the Shares held by it as the Company or the managing underwriter may reasonably request.

     (d) The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Shares with respect to the registration pursuant to this Section 5 for the Purchaser), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to the Shares being sold by the Purchaser and the fees and disbursements of counsel for the Purchaser.

     (e) In connection with any offering involving an underwriting of securities being issued by the Company, the Company shall not be required under this Section 5 to include any of the Purchaser's Shares in such underwriting unless the Purchaser accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including the Shares, to be included in such offering for the account of parties other than the Company exceeds the amount of securities that the underwriters in their sole discretion believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Shares which the underwriters believe will not jeopardize the success of the offering. The Company may apportion the securities to be included in such

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offering among selling shareholders (including the Purchaser) as the Company, in its sole discretion, may determine; the Purchaser acknowledges that the Company may, from time to time, enter into agreements with other holders of the Company's securities granting to such holders registration rights superior to the rights of the Purchaser hereunder including, without limitation, preference as to inclusion of such holders' shares of Common Stock in any registration.

     (f) The Purchaser shall not have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

     (g) In the event any Shares are included in a registration statement under this Section 5, to the extent permitted by law, the Purchaser will indemnify and hold harmless the Company, any underwriter (as defined in the 1933 Act), any other selling shareholder and each person, if any, who controls such underwriter or selling shareholder within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares were registered under the Securities Act, any prospectus related thereto and any amendment or supplement thereto (the "Registration Statement and Prospectus") or any omission or alleged omission to state in the Registration Statement and Prospectus a material fact required to be stated therein or necessary to make the statements therein not misleading (collectively a "Violation"), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchaser expressly for use in connection with such registration; and the Purchaser will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5(g), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5(g) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld.

     (h) In the event any Shares are included in a registration statement under this Section 5, to the extent permitted by law, the Company will indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages, or liabilities (joint or several) to which the Purchaser may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation does not occur in reliance upon and in conformity with written information furnished to the Company by the Purchaser or any other person on behalf

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of the Company expressly for use in connection with such registration; and the
Company will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5(h), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5(h) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company.

     6.   Brokers.  Each of the Company and the Purchaser represents and
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warrants to the other that it has not engaged any broker or other person who would be entitled to any brokerage fee or commission with respect to the execution of this Agreement or the consummation of the transactions contemplated hereby (including the sale of the Shares). Each of the Company and the Purchaser agrees to exonerate, indemnify and hold the other harmless against and in respect of any and all liabilities or expenses which may be incurred by the other as a result of claims asserted against the indemnified party by any broker or other person claiming brokerage commissions or finder's fees on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     7.   Successors and Assigns.  This Agreement shall be binding upon and
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shall inure to the benefit of the undersigned parties and their respective successors and assigns; provided, however, that the registration rights set forth in Section 5 may not be assigned by the Purchaser without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion.

     8.   Entire Agreement and Amendments.  This document represents the entire
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agreement of the parties with respect to the subject matter hereof, and no other prior written or oral representation or understanding of the parties with respect to such subject matter shall have any further force or effect. Each of the Purchaser and the Company represents and warrants to the other that, in entering this Agreement, it has relied on no statements, representations, inducements or promises made by or on behalf of the other party except as are expressly set forth in this Agreement. This Agreement may be modified only by a subsequent writing signed by both the Purchaser and the Company.

     9.   Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Delaware.

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



BUSINESS@WEB, INC.                    SSB INVESTMENTS, INC.





By: /s/ James G. Nondorf              By: /s/
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